United States
                         SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549-1004


                                    FORM 8 - K
                                  CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported): December 23, 2002



                               PITNEY BOWES INC.



                      Commission File Number: 1-3579




State of Incorporation                           IRS Employer Identification No.
        Delaware                                             06-0495050





                               World Headquarters
                        Stamford, Connecticut 06926-0700
                        Telephone Number: (203) 356-5000

Item 5 - Other Events.

The registrant's press release dated December 23, 2002 regarding its announcement to record a charge for its investment in commercial aircraft leasing transactions.

Item 7 - Financial Statements and Exhibits.

c. Exhibits.
The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit                   Description
-------     -----------------------------------------------------------
    (1)     Pitney Bowes Inc. press release dated December 23, 2002.




                           Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PITNEY BOWES INC.

December 24, 2002



                                                 /s/ B.P. Nolop
                                                 ------------------------------
                                                 B. P. Nolop
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)



                                                 /s/ A.F. Henock
                                                 ------------------------------
                                                 A. F. Henock
                                                 Vice President - Finance
                                                 (Principal Accounting Officer)

                                                                       EXHIBIT 1
                                                                       ---------
For Immediate Release
---------------------

PITNEY BOWES TO RECORD A CHARGE FOR ITS INVESTMENT IN COMMERCIAL AIRCRAFT LEASING TRANSACTIONS
--------------------
STAMFORD, Conn., December 23, 2002 - Pitney Bowes Inc. (NYSE:PBI) today announced that it will take a fourth quarter pre-tax non-cash charge of approximately $100 million, or 26 cents per diluted share, to write down its investments in commercial aircraft leases with US Airways Group, Inc.
(US Airways) and United Air Lines (United). This charge is precipitated by the estimated cumulative loss of future payments over the next ten years and reflects the expected final outcome of the current negotiations with both
US Airways and United. However, the actual outcome will not be determined until negotiations with both airlines are completed and any necessary bankruptcy court approvals are obtained.
         This charge is consistent with the range disclosed in the company's second and third quarter 2002 quarterly reports on Form 10-Q. The charge reflects recent events concerning US Airways and United including the progress of negotiations with both airlines and the decision of United to file for bankruptcy, which exacerbated an already difficult environment in the airline industry. Additional details related to this charge will be provided in the company's fourth quarter 2002 quarterly earnings release scheduled for January 28, 2003.
         The company estimates that the loss of income associated with its investments in commercial aircraft leases with US Airways and United will be approximately two cents per diluted share in 2003.
         Pitney Bowes is a $4 billion global provider of integrated mail and document management solutions headquartered in Stamford, Connecticut.
The company serves over 2 million businesses of all sizes through direct and dealer operations in more than 130 countries. For additional information on the company, its products and solutions, visit www.pb.com.
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